EXHIBIT 10.6.8


            AMENDMENT NO. 4 TO SECURITY AGREEMENT AND CHATTEL MORTGAGE
                            (AIRCRAFT NO. N5O5MC)(1)

            THIS FOURTH AMENDMENT TO THE SECURITY AGREEMENT AND CHATTEL MORTGAGE is dated as of May 31, 2005, (this "AMENDMENT"), and entered into by and between Atlas Freighter Leasing III, Inc., a Delaware corporation ("BORROWER"), and Deutsche Bank Trust Company Americas, as agent for and representative of ("ADMINISTRATIVE AGENT") the financial institutions ("LENDERS") party to the Amended and Restated Credit Agreement referred to below.

                              W I T N E S S E T H;

            WHEREAS, Borrower is party to that certain Credit Agreement, dated as of April 25, 2000, among Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, modified and/or supplemented to, but not including, the date hereof, the "CREDIT AGREEMENT").

            WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of July 27, 2004, among Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, modified and/or supplemented from time to time, the "AMENDED AND RESTATED CREDIT AGREEMENT"), Borrower has agreed to further amend and restate the Credit Agreement.

            WHEREAS, Borrower and the Administrative Agent are parties to that certain Security Agreement and Chattel Mortgage with respect to one Boeing 747-2D3B, U.S. Registration No. N5O5MC, Manufacturer's Serial Number 21251, dated as of April 25, 2000, between the Borrower and the Agent, recorded by the Federal Aviation Administration on May 24, 2000, as Conveyance No. DD018943, supplemented by Supplemental Chattel Mortgage No. 1 dated as of November 13, 2000, recorded on December 20, 2000, as Conveyance No. SS016138, amended by Amendment No. 1 to Security Agreement and Chattel Mortgage dated as of October 30r20(0)l, recorded January 9, 2002, as Conveyance No. SS018002, amended by Amendment No. 2 to Aircraft Chattel Mortgage dated as of June 14, 2002, recorded August 21, 2002, as Conveyance No. YY034496, amended by Amendment No. 3 to
Security Agreement and Chattel Mortgage dated as of July 27, 2004, recorded August 24, 2004 as Conveyance No. NN027686 (the "AIRCRAFT CHATTEL MORTGAGE").

----------
(1) This Amendment to the Security Agreement and Chattel Mortgage has been executed in several counterparts. To the extent, if any, that this Amendment to the Security Agreement and Chattel Mortgage constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Amendment to the Security Agreement and Chattel Mortgage may be created through the transfer or possession of any counterpart other than the original. The counterpart to be deemed the original shall be the counterpart that contains the receipt therefor executed by Deutsche Bank Trust Company Americas, as Administrative Agent, on the signature page thereof and no security interest in this Amendment to the Security Agreement and Chattel Mortgage may be created through the transfer of any counterpart other than said original counterpart.

            WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Aircraft Chattel Mortgage as provided herein.

            NOW THEREFORE, it is agreed:

A. AMENDMENT TO AIRCRAFT CHATTEL MORTGAGE

      1. The proviso to Section 4(g)(ii) of the Aircraft Chattel Mortgage is hereby amended by (x) deleting the text "$50,000,000" appearing therein, and (y) inserting the text "$15,000,000" in lieu thereof.

B. MISCELLANEOUS PROVISIONS

      1. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile or electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Borrower and the Administrative Agent.

      2. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Aircraft Chattel Mortgage.

      4. From and after the date hereof, all references in the Aircraft Chattel Mortgage to the Aircraft Chattel Mortgage shall be deemed to be references to the Aircraft Chattel Mortgage as modified hereby.

                                      * * *

            IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                              ATLAS FREIGHTER LEASING III, INC.


                                              By: /s/ William C. Bradley
                                                  ------------------------------
                                                  Name:  William C. Bradley
                                                  Title: Treasurer & Secretary

                                                              Mortgage Amendment
                                                                        (N505MC)

                                              DEUTSCHE BANK TRUST COMPANY
                                              AMERICAS, as Agent

                                              By: /s/ Mark B. Cohen
                                                  ------------------------------
                                                  Name:  Mark B. Cohen
                                                  Title: Managing Director


                                              By: /s/ Steven A. Cohen
                                                  ------------------------------
                                                  Name:  Steven A. Cohen
                                                  Title: Director

                                                              Mortgage Amendment
                                                                        (N505MC)

                           Schedule to Exhibit 10.6.8

The agreements listed below are substantially identical to this exhibit and are not being filed separately as exhibits pursuant to instruction 2 to Regulation S-K, Item 601.

-------------------- ------------------------ ---------------- ------------------------- -----------------------------
REGISTRATION         MANUFACTURER'S SERIAL    AGENT            BORROWER                  AGREEMENT
NUMBER               NUMBER(S)
-------------------- ------------------------ ---------------- ------------------------- -----------------------------
N509MC               21221                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
                                              Trust Company    III                       Agreement (N509MC) dated as
                                              Americas                                   of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N512MC               21220                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
                                              Trust Company    III                       Agreement (N512MC) dated as
                                              Americas                                   of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N517MC               23300                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
                                              Trust Company    III                       Agreement (N517MC) dated as
                                              Americas                                   of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N522MC               21783                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
                                              Trust Company    III                       Agreement (N522MC) dated as
                                              Americas                                   of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N523MC               21782                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
                                              Trust Company    III                       Agreement (N523MC) dated as
                                              Americas                                   of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N524MC               21784                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
                                              Trust Company    III                       Agreement (N524MC) dated as
                                              Americas                                   of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N526MC               22337                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
                                              Trust Company    III                       Agreement (N526MC) dated as
                                              Americas                                   of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N527MC               22471                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
                                              Trust Company    III                       Agreement (N527MC) dated as
                                              Americas                                   of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N528MC               22472                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
                                              Trust Company    III                       Agreement (N528MC) dated as
                                              Americas                                   of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N534MC               21832                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
                                              Trust Company    III                       Agreement (N534MC) dated as
                                              Americas                                   of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N808MC               21048                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
                                              Trust Company    III                       Agreement (N808MC) dated as
                                              Americas                                   of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N809MC               20887                    Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
                                              Trust Company    III                       Agreement (N809MC) dated as
                                              Americas                                   of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

CF6-50E2 Spare       530168; 517530;          Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
Engines              517790; 517602;          Trust Company    III                       Agreement (CF6-50E2 Spare
                     517547; 517,538;         Americas                                   Engines) dated as of May
                     517,539; 455167; 530255                                             31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

CF6-80C2 BSF Spare   704,699; 704860; 704918  Deutsche Bank    Atlas Freighter Leasing   Amendment No. 4 to Security
Engines                                       Trust Company    III                       Agreement (CF6-50E2 Spare
                                              Americas                                   Engines) dated as of May
                                                                                         31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

